                                                                               S

                                                                             / /
                                                                             AIM
                                                                  LATIN AMERICAN
                                                                     GROWTH FUND
                                                              FORMERLY GT GLOBAL
                                                                   LATIN AMERICA
                                                                     GROWTH FUND

                                                                             / /
                                                               SEMIANNUAL REPORT
                                                                  APRIL 30, 1998

                                                                     INVEST WITH
                                                                  DISCIPLINE-SM-

TABLE
OF CONTENTS

Message from the
Chairmen.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Report of Independent
Accountants..........         F1

Financial
Statements...........         F2

Views  of the  Fund's management
described in this report are  as
of  the date  written. Portfolio
holdings and allocations are  as
of   April   30,   1998,  unless
otherwise  noted.  These  views,
portfolio holdings and
allocations   may  have  changed
subsequently.

AIM LATIN AMERICAN GROWTH FUND
MESSAGE FROM THE CHAIRMEN


Dear Fellow Shareholder,

We are pleased to send you this semiannual report. In the time since you received your last report, there have been a few changes. Your Fund is now a part of The AIM Family of Funds-Registered Trademark- and has adopted the AIM name. Thanks to a vote of approval by GT Global shareholders, A I M Advisors, Inc. became the new investment advisor to GT Global Funds, effective June 1, 1998.

We believe you'll enjoy many advantages as a member of The AIM Family of Funds-Registered Trademark-. You'll have access to a greater variety of investment choices, and you'll benefit from AIM's commitment to excellence in shareholder service. Most of all, you'll be part of an expanded fund family that is one of the largest and most respected in the industry.

Though the funds are wearing a new name, your investments will continue to seek their stated objectives and receive expert, professional management. In the report that follows you'll find commentary from managers you know, with the depth of coverage you've come to expect.

If you have any questions about your account, you can continue to call 800-223-2138 for information, service and transactions. Fund and account information can also be found on the GT Global Website (www.gtglobal.com). These sources will be available to you until September 1998. At that time, GT Global accounts will be fully integrated into The AIM Family of Funds-Registered Trademark-, and you will have received additional information from AIM.

Thank you for your past support of GT Global Funds. AIM is looking forward to continuing a satisfying relationship with you and helping you reach your financial goals.

Sincerely,

/s/ William J. Guilfoyle                /s/ Charles T. Bauer

William J. Guilfoyle                    Charles T. Bauer
Chairman of the Board and President,    Chairman,
GT Global Funds                         The AIM Family of Funds-Registered
                                        Trademark-


                                          1
                                       -  -  -

[GRAPHIC]

INVESTMENT OBJECTIVE

Seeks capital appreciation by investing primarily in securities of a broad range of Latin American issuers.


AIM LATIN AMERICAN GROWTH FUND
PERFORMANCE SUMMARY

Month     AIM Latin American Growth Fund     IFC Investable Latin America
8/13/91        10000                             10000
               9952                              11144
               10085                             10979
               10965                             12344
               10771                             11866
               11421                             13566
               12892                             15818
               13658                             16700
               13665                             16743
               13893                             16937
               14014                             17012
               11864                             13717
               11891                             13810
               11025                             13055
               10131                             12498
               10474                             13052
               10648                             12960
               11156                             14035
               11200                             13624
               11164                             13492
               11810                             14641
               11628                             14100
               11773                             14289
               12100                             15078
               12499                             15510
               13494                             16868
               13668                             17143
               14357                             18302
               15047                             19700
               17063                             22561
               18958                             25590
               18730                             24426
               17454                             22789
               15588                             21117
               15972                             22221
               15131                             20516
7/31/94        16326                             22479
               19076                             26189
               19828                             27352
               19253                             25754
               19150                             25304
               15930                             20449
               13279                             17197
               11784                             14704
               10997                             14264
               12484                             16506
               12547                             16549
               12862                             16895
               13373                             17801
               13554                             18052
               13176                             17821
               12099                             16123
               12052                             16681
               12531                             17003
               13672                             18602
               12990                             17619
               13347                             17902
               13862                             18844
               14313                             19337
               14266                             19681
               13577                             18813
               14020                             19324
               14392                             19698
               14218                             19330
               14353                             19417
               14662                             19930
               15541                             21766
               16333                             23189
               16056                             22943
               16301                             23903
               17196                             25832
               18456                             27905
               19422                             29451
               17387                             26893
               18971                             29160
               15430                             23731
               15969                             24459
               16790                             25785
               14847                             22799
               15664                             23926
               16560                             25495
4/30/98        16436                             25255

The chart above shows the performance of the AIM Latin American Growth Fund, Class A shares, since the Fund's inception, versus the IFC Investable Latin America Index. This represents a cumulative return of 64.36% and an average annual total return of 7.68% for Class A shares of the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on April 1, 1993 would have been valued at $13,507 on April 30, 1998. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $13,250 on April 30, 1998.


AVERAGE ANNUAL TOTAL RETURNS%(1)
APRIL 30, 1998


SHARE CLASS                  WITHOUT SALES CHARGE(2)                      WITH SALES CHARGE
                    1-YEAR         5-YEAR      LIFE OF FUND      1-YEAR        5-YEAR      LIFE OF FUND
CLASS A(3)           0.81           7.16           8.46          -4.00           6.12          7.68
CLASS B(3)           0.29           6.67           6.25          -4.71           6.36          6.10
ADVISOR CLASS(4)     1.06            N/A          10.04            N/A            N/A           N/A


HISTORICAL PERFORMANCE%(2)
ANNUAL RETURNS (PER CALENDAR YEAR)

                 1991         1992        1993         1994         1995        1996         1997
CLASS A        19.91(3)      -2.32        52.94        -6.64       -21.34       17.00        14.52
CLASS B          N/A          N/A         44.28(3)     -7.12       -21.70       16.47        13.97


(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.
(2) Performance data do not reflect the maximum 4.75% sales charge or the contingent deferred sales charge for Class A and Class B shares, respectively, which, if included, would have reduced performance quoted.
(3) The Fund began Class A share operations on August 13, 1991; Class B shares commenced on April 1, 1993.
(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with the Fund's Distributor. Please see the Fund's prospectus for more complete information.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
From time to time, the Fund's investment advisor may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and reimbursements are subject to change.


                                          2
                                       -  -  -

                                                 AIM LATIN AMERICAN GROWTH FUND


INTERVIEW WITH PORTFOLIO MANAGER
DAVID MANUEL


Q    HOW DID THE FUND PERFORM?
A    During the six-month period to April 30, 1998, sentiment toward many Latin
American equity markets continued to suffer due to the Asian crisis, which began with devaluation of the Thai baht in July 1997. The fall in oil prices in March of this year also contributed to softness in several markets, including Mexico and Venezuela.

Against this backdrop, the Fund's Class A shares returned a total of 6.50% (1.45% including the maximum 4.75% sales charge); total return for the Fund's Class B shares was 6.19% (1.19% including the maximum 5% contingent deferred sales charge). The International Finance Corporation (IFC) Investable Latin America Index returned 6.43% over the same period.

On a country selection basis, the Fund performed well against the IFC Investable Latin America Index, with our underweighted positions in Colombia and Chile contributing significantly to performance. Security selection in Brazil was also positive, as was our decision to underweight Argentina's oil services sector.
On the other hand, overall stock selection, and in Mexico in particular, lowered the Fund's returns to roughly in line with the index.

Q    WHAT COMPANIES MOST IMPACTED PERFORMANCE?
A    In this difficult environment, only a few, select companies performed well, including Brazil's Telebras and Petrobras and Mexico's Telefonos de Mexico. Considered among the most liquid stocks in Latin America, these companies experienced a recovery in share prices from their October lows as investors returned to emerging markets.

Notable disappointments included Alfa S.A. and Sanluis in Mexico, as concerns over the impact of Asian competition in steel, petrochemicals and auto parts affected the Mexican industrial sector. In Venezuela, Electricidad de Caracas had their tariffs frozen for the rest of the year.

Q    HOW IS THE FUND CURRENTLY POSITIONED RELATIVE TO THE INDEX?
A    We remain underweighted in most Latin American markets, maintaining roughly a 5% position in cash. Over the period, we supplemented our investments in Argentina, Brazil and Chile at the expense of Mexico and Venezuela. We have little exposure to Venezuela because of its vulnerability to any further oil price weakness.

Q    WHAT ARE YOUR EXPECTATIONS OF LATIN
     AMERICAN MARKETS?
A    Of all the Latin American markets, Mexico was initially the least affected by the Asian crisis. However, recent weakness in the price of oil has led to a tightening in Mexico's fiscal policy, which we believe may dampen domestic demand. Moreover, trade accounts have deteriorated somewhat and, as a consequence, the peso may soften. We felt that valuations had become expensive relative to other Latin American markets at the end of 1997. However, with recent underperformance we see some more reasonable valuations appearing.

One example would be in the construction sector where we have stayed clear of large, heavy civil engineering construction companies but are finding some attractive home builders and cement companies. These companies are enjoying strong demand on the back of a housing shortage and recovery in purchasing power.

We are underweighted in Argentina's major oil stocks, which account for about 43% of the stock market's capitalization. However, we are overweighted to banks and other plays on domestic demand, which remains firm. We believe the Argentine banking system is well capitalized and has significant potential for expansion because Argentines have yet to make full use of banking services.



                                                                   CONTINUED P4


(5) The IFC Investable Latin America Index is a market value-weighted average of companies listed in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The index is measured in U.S. dollars and includes the effect of reinvested dividends. It has an aggregate market capitalization of $287 billion.

Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.


                                          3
                                       -  -  -

INTERVIEW WITH THE PORTFOLIO MANAGER    CONTINUED


We also like telecommunications stocks in this market because we believe they are reasonably sensitive to the economy. They are evolving from a period of competitive and regulatory uncertainty into a time of increasing clarity. With a pickup in the economy and rapid growth in cellular use, we have also seen an improvement in earnings growth.

Having been overweight in Brazil since November, we have recently been trimming our position, although we see promising medium-term returns. We believe Brazil's economic growth is likely to be constrained by the doubling in interest rates, to around 40%, and by the latest fiscal package. Much of the economic reform program's good news has already been discounted by the market. Further progress may also be difficult following the deaths of two key political supporters of President Cardoso.

In our current stock selection, we are concentrating on privatization plays. These companies tend to be less exposed to the economy, which has been sluggish recently, yet are positively affected by progress on political reform and privatization. These stocks will also benefit from further recovery in sentiment toward the country. We believe that once the government completes its reforms-a gradual process at best-Brazil will have a structure in place that is able to support accelerated economic growth rates.

Q    HOW IS THE FUND POSITIONED IN SOME OF THE SMALLER MARKETS?
A    Among the smaller markets, we are at index weighting in Peru and may look to further increase our weighting. Even though El Nino and falling metal prices have had a severe impact on the important fishing and mining industries, we believe equity valuations are attractive. Other positives include strong fiscal discipline, an independent central bank, strict banking supervision and Peru's floating exchange rate policy. First quarter GDP also came in better than expected at 1.6%, on the back of a recovery in the construction industry. We forecast a 3.8% pickup in the second quarter.

In Chile, we believe valuations are beginning to appear attractive. The stock market may have discounted the impact of East Asia's problems on Chile's exports, along with the recent rise in interest rates. In particular, we currently find several of the banking stocks attractive. On a price-to-book value, they appear cheaper than they have for some time and, relative to other banks throughout Latin America, we feel Chile's banks are fundamentally sounder and more robust.

However, we have been underweighted to Chilean telecommunications. Later this year the regulatory body holds its five-year tariff review for the domestic market, and we anticipate little upside in the stock.

We are avoiding Colombia, where the economy remains weak, the market is relatively illiquid and political instability remains a key issue. We are also reducing Venezuela, where we think the fall in the price of oil will contribute to an economic slowdown and, possibly, to currency weakness.

GEOGRAPHIC ALLOCATION OF NET ASSETS%

                                  APRIL 30             APRIL 30
                                    1998                1997
     ARGENTINA                      10.1                 8.8
     BELIZE                            -                 0.8
     BRAZIL                         35.7                40.3
     CHILE                          12.1                 7.9
     COLOMBIA                          -                 3.4
     MEXICO                         30.4                30.7
     PANAMA                          1.1                   -
     PERU                            3.2                 2.0
     UNITED STATES & OTHER           6.2                 2.9
     VENEZUELA                       1.2                 3.2

Allocations may change as market conditions change.


                                          4
                                       -  -  -

ALLOCATION OF NET ASSETS


     Short Term & Other                       6.5%
     Consumer Non-Durables                    6.9%
     Multi-Industry/Misc.                     8.1%
     Materials/Basic Industries              12.8%
     Finance                                 13.0%
     Energy                                  23.7%
     Services                                29.0%

Allocations may change as market conditions change. A complete listing may be found in the Financial Statements section of this report.

AIM LATIN AMERICAN GROWTH FUND

                                                                                                           % of
KEY PORTFOLIO HOLDINGS(6)                                                                  Country       Net Assets
TELEBRAS Operator of Brazil's local and long-distance services.                            Brazil           8.5

ELETROBRAS Brazil's state-controlled electricity holding company. Eletrobras is            Brazil           4.2
responsible for the planning, coordination and financing of the country's electric utility sector. Its assets are primarily hydroelectric electricity generation plants that collectively represent 47% of the country's generating capacity.

PETROBRAS Produces oil and natural gas liquids through approximately 7,258                 Brazil           4.0
producing wells and also produces at sea through its fixed and floating platforms. The company's main products are oil products and fuel alcohol.
Petrobras also provides maritime freight services.

KIMBERLY-CLARK DE MEXICO, S.A. DE C.V. The largest manufacturer of diapers,                Mexico           3.8
tissue paper, notebooks and paper in Mexico. The company's management is conservative and has concentrated on lowering costs every year to retain its competitive position in the marketplace.

FOMENTO ECONOMICO MEXICANO, S.A. DE C.V. Produces and distributes soft drinks              Mexico           3.0
and beer and operates retail stores. The company sells its beer in Mexico and exports to 63 countries throughout the world.

UNIAO DE BANCOS BRASILEIROS S.A. Unibanco is a major Brazilian bank serving                Brazil           2.6
individuals and small, mid-sized and large companies.

GRUPO CARSO, S.A. DE C.V. A holding company with investments in many sectors,              Mexico           2.2
including tobacco, mining, construction, auto parts, paper products and food and beverages.

COMPANHIA ENERGETICA DE MINAS GERAIS - CEMIG Generates, transforms, transmits              Brazil           2.2
and distributes electric power to the Brazilian State of Minas Gerais.

NORTEL INVERSORA S.A. This is a simple levered holding company whose sole                  Argentina        2.1
underlying asset and income source is its 60% controlling stake in Telecom
Argentina, STET and France Telecom S.A. Telecom Argentina is operated by
Nortel's controlling shareholders, STET
and France Telecom.

TELECOMUNICACOES DE SAO PAULO S.A. The company provides local and domestic                 Brazil           2.0
telecommunications services and voice and data transmission services to the
Brazilian State of Sao Paulo.

Source:  Bloomingberg, April 1998.

(6)There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.


                                          5
                                       -  -  -

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Latin American Growth Fund and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of AIM Latin American Growth Fund (formerly GT Global Latin America Growth Fund), one of the funds organized as a series of A I M Investment Funds, Inc., including the portfolio of investments, as of April 30, 1998, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of AIM Latin American Growth Fund as of April 30, 1998, the results of operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
JUNE 17, 1998

                                       F1

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                            PORTFOLIO OF INVESTMENTS

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (29.0%)
  Telecomunicacoes Brasileiras S.A. (Telebras): .............   BRZL               --             --         8.5
    TELEPHONE NETWORKS
    ADR{\/} .................................................   --            104,140   $ 12,685,554          --
    Common ..................................................   --         82,307,027      8,169,521          --
  Nortel Inversora S.A. - ADR{\/} ...........................   ARG           170,200      5,063,450         2.1
    TELEPHONE NETWORKS
  Telecomunicacoes de Sao Paulo S.A. (TELESP): ..............   BRZL               --             --         2.0
    TELEPHONE NETWORKS
    Preferred ...............................................   --          7,873,727      2,678,513          --
    Common-/- ...............................................   --          8,857,100      2,312,063          --
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP ...................................................   BRZL       21,222,622      4,825,432         2.0
    BUSINESS & PUBLIC SERVICES
  Cifra, S.A. de C.V.: ......................................   MEX                --             --         2.0
    RETAILERS-OTHER
    "C" .....................................................   --          1,894,600      3,225,517          --
    "V" .....................................................   --            505,530        889,303          --
    "V" - ADR{\/} ...........................................   --             37,489        656,058          --
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} ...........   MEX            82,800      4,688,550         1.9
    TELEPHONE NETWORKS
  Grupo Televisa, S.A. de C.V. - GDR-/- {\/} ................   MEX           110,900      4,546,900         1.9
    BROADCASTING & PUBLISHING
  Telefonica del Peru S.A. - ADR{\/} ........................   PERU          195,700      4,329,863         1.8
    TELEPHONE NETWORKS
  Controladora Comercial Mexicana, S.A. de C.V.: ............   MEX                --             --         1.5
    RETAILERS-FOOD
    UBC[.] ..................................................   --          2,682,000      3,324,793          --
    GDR{\/} .................................................   --             13,900        342,288          --
  Telefonica de Argentina S.A. - ADR{\/} ....................   ARG            90,900      3,505,331         1.4
    TELEPHONE NETWORKS
  Telecomunicacoes do Rio de Janeiro S.A. (TELERJ)
   Preferred ................................................   BRZL       21,618,581      3,403,012         1.4
    TELEPHONE NETWORKS
  Cia de Telecomunicaciones de Chile S.A. - ADR{\/} .........   CHLE          119,700      2,999,981         1.2
    TELEPHONE NETWORKS
  Carso Global Telecom "A1" .................................   MEX           477,700      1,832,969         0.7
    TELEPHONE NETWORKS
  Santa Isabel S.A. - ADR{\/} ...............................   CHLE           36,684        605,286         0.2
    RETAILERS-FOOD
  El Puerto de Liverpool, S.A. de C.V. ......................   MEX           283,200        417,946         0.2
    RETAILERS-OTHER
  Supermercados Unimarc S.A. - ADR (Chile)-/- {\/} ..........   CHLE           33,000        356,813         0.1
    RETAILERS-FOOD
  Cintra S.A. ...............................................   MEX           165,800        160,515         0.1
    TRANSPORTATION - AIRLINES
                                                                                        ------------
                                                                                          71,019,658
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F2

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (23.7%)
  Centrais Eletricas Brasileiras S.A. (Eletrobras): .........   BRZL               --             --         4.2
    ELECTRICAL & GAS UTILITIES
    "B" Preferred ...........................................   --        122,369,830   $  5,458,754          --
    Common-/- ...............................................   --        119,990,000      4,931,815          --
  Petroleo Brasileiro S.A. (Petrobras) Preferred ............   BRZL       38,899,000      9,865,072         4.0
    OIL
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} ....   BRZL          112,200      5,441,700         2.2
    ELECTRICAL & GAS UTILITIES
  Light - Servicos de Electricidade S.A. ....................   BRZL       11,949,000      4,806,769         2.0
    ELECTRICAL & GAS UTILITIES
  Enersis S.A. - ADR{\/} ....................................   CHLE          146,900      4,324,369         1.8
    ELECTRICAL & GAS UTILITIES
  YPF S.A. - ADR{\/} ........................................   ARG           119,500      4,167,563         1.7
    ENERGY SOURCES
  Empresa Nacional de Electricidad S.A. - ADR{\/} ...........   CHLE          223,400      3,895,538         1.6
    ELECTRICAL & GAS UTILITIES
  Harken Energy Corp.-/- ....................................   US            568,300      3,658,431         1.5
    OIL
  Gener S.A. - ADR{\/} ......................................   CHLE          121,819      2,725,700         1.1
    ELECTRICAL & GAS UTILITIES
  Companhia Brasileira de Petroleo Ipiranga S.A.
   Preferred ................................................   BRZL      173,785,000      2,264,448         0.9
    OIL
  Light - Participacoes S.A. ................................   BRZL        8,815,400      2,158,559         0.9
    ELECTRICAL & GAS UTILITIES
  C.A. La Electricidad de Caracas ...........................   VENZ        3,289,577      2,021,991         0.8
    ELECTRICAL & GAS UTILITIES
  Perez Companc S.A. "B" ....................................   ARG           198,696      1,194,282         0.5
    OIL
  Companhia Paulista de Forca e Luz .........................   BRZL               --             --         0.3
    ELECTRICAL & GAS UTILITIES
    Common ..................................................   --          5,030,000        695,007          --
    Preferred ...............................................   --             13,535          1,587          --
  Companhia Paranaense de Energia - Copel ...................   BRZL       45,050,000        520,035         0.2
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                          58,131,620
                                                                                        ------------
Finance (13.0%)
  Uniao de Bancos Brasileiros S.A. (Unibanco) Units{=} ......   BRZL       83,494,700      6,426,208         2.6
    BANKS-MONEY CENTER
  Banco Frances del Rio de la Plata S.A. - ADR{\/} ..........   ARG           108,700      3,159,094         1.3
    BANKS-MONEY CENTER
  Banco Rio de La Plata S.A. - ADR-/- {\/} ..................   ARG           213,300      2,932,875         1.2
    BANKS-MONEY CENTER
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} ..................................................   PAN            76,135      2,721,826         1.1
    OTHER FINANCIAL
  Grupo Financiero Banorte, S.A. de C.V. "B"-/- .............   MEX         1,640,271      2,711,192         1.1
    BANKS-MONEY CENTER
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ..................................................   CHLE          149,900      2,679,463         1.1
    INVESTMENT MANAGEMENT

    The accompanying notes are an integral part of the financial statements.

                                       F3

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  Banco BHIF - ADR{\/} ......................................   CHLE          195,500   $  2,431,531         1.0
    BANKS-MONEY CENTER
  Credicorp Ltd. - ADR{\/} ..................................   PERU          124,782      2,090,099         0.9
    BANKS-MONEY CENTER
  Banco de A. Edwards - ADR{\/} .............................   CHLE          125,100      2,009,419         0.8
    BANKS-MONEY CENTER
  Grupo Financiero Banamex Accival, S.A. de C.V. "B"-/- .....   MEX           479,900      1,501,458         0.6
    BANKS-MONEY CENTER
  Inversiones y Representaciones S.A. (IRSA) - GDR{\/} ......   ARG            36,000      1,399,500         0.6
    REAL ESTATE
  Banco de Galicia y Buenos Aires, S.A. de C.V. - ADR{\/} ...   ARG            42,100      1,031,450         0.4
    BANKS-MONEY CENTER
  Banco Wiese - ADR{\/} .....................................   PERU          131,400        706,275         0.3
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                          31,800,390
                                                                                        ------------
Materials/Basic Industry (12.8%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX         1,895,100      9,318,880         3.8
    PAPER/PACKAGING
  Apasco, S.A. de C.V. ......................................   MEX           717,000      4,875,939         2.0
    CEMENT
  Companhia Vale do Rio Doce Preferred ......................   BRZL          193,403      4,566,577         1.9
    METALS - STEEL
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} .........   CHLE           95,100      4,130,906         1.7
    CHEMICALS
  Industrias Penoles S.A. (CP) ..............................   MEX           634,600      2,622,309         1.1
    METALS - NON-FERROUS
  Grupo Mexico S.A. "L" .....................................   MEX           412,324      1,314,374         0.5
    METALS - NON-FERROUS
  Siderca S.A. "A" ..........................................   ARG           543,400      1,309,725         0.5
    METALS - STEEL
  Grupo Cementos de Chihuahua, S.A. de C.V. "B" .............   MEX         1,026,500      1,095,580         0.4
    CEMENT
  Corcemar S.A. .............................................   ARG           158,000        948,095         0.4
    CEMENT
  Corporacion Venezolana de Cementos, S.A.C.A.: .............   VENZ               --             --         0.3
    CEMENT
    "A" .....................................................   --            347,758        454,148          --
    "B" .....................................................   --            161,928        211,769          --
  Compania de Minas Buenaventura S.A. - ADR{\/} .............   PERU           36,000        558,000         0.2
    METALS - NON-FERROUS
                                                                                        ------------
                                                                                          31,406,302
                                                                                        ------------
Multi-Industry/Miscellaneous (8.1%)
  Grupo Carso, S.A. de C.V. "A1" ............................   MEX           871,100      5,491,941         2.2
    MULTI-INDUSTRY
  Alfa, S.A. de C.V. "A" ....................................   MEX           830,100      4,537,619         1.9
    CONGLOMERATE

    The accompanying notes are an integral part of the financial statements.

                                       F4

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Multi-Industry/Miscellaneous (Continued)
  Itausa Investimentos Itau S.A. Preferred ..................   BRZL        3,833,289   $  3,251,675         1.3
    MULTI-INDUSTRY
  Desc, S.A. de C.V. - ADR{\/} ..............................   MEX            93,800      2,702,613         1.1
    CONGLOMERATE
  Sanluis Corporacion, S.A. de C.V. .........................   MEX           455,500      2,420,012         1.0
    CONGLOMERATE
  Empresas La Moderna, S.A. de C.V. "A"-/- ..................   MEX           287,000      1,438,388         0.6
    MULTI-INDUSTRY
                                                                                        ------------
                                                                                          19,842,248
                                                                                        ------------
Consumer Non-Durables (6.9%)
  Fomento Economico Mexicano, S.A. de C.V. "B" ..............   MEX           976,750      7,242,019         3.0
    BEVERAGES - ALCOHOLIC
  Compania Cervecerias Unidas S.A. - ADR{\/} ................   CHLE          128,300      3,544,288         1.4
    BEVERAGES - ALCOHOLIC
  Companhia Cervejaria Brahma Preferred .....................   BRZL        3,006,000      1,958,435         0.8
    BEVERAGES - ALCOHOLIC
  Grupo Industrial Maseca, S.A. de C.V. "B" .................   MEX         2,653,900      1,917,576         0.8
    FOOD
  Pepsi-Gemex S.A. - GDR-/- {\/} ............................   MEX           122,800      1,665,475         0.7
    BEVERAGES - NON-ALCOHOLIC
  Embotelladora Andina S.A. - ADR{\/} .......................   CHLE           15,000        338,438         0.1
    BEVERAGES - NON-ALCOHOLIC
  Sudamtex de Venezuela "B" - ADR{\/} .......................   VENZ           32,592        138,516         0.1
    TEXTILES & APPAREL
  Mavesa S.A. - ADR{\/} .....................................   VENZ           24,090         96,360          --
    FOOD
  Cerveceria Backus & Johnston S.A. "T" .....................   PERU           75,905         59,133          --
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          16,960,240
                                                                                        ------------
Capital Goods (1.3%)
  Corporacion GEO, S.A. de C.V. "B"-/- ......................   MEX           271,000      1,874,923         0.8
    CONSTRUCTION
  ARA, S.A. de C.V.-/- ......................................   MEX           230,000      1,148,642         0.5
    CONSTRUCTION
                                                                                        ------------
                                                                                           3,023,565
                                                                                        ------------
Consumer Durables (0.5%)
  Brasmotor S.A. Preferred ..................................   BRZL        8,532,000      1,182,617         0.5
    APPLIANCES & HOUSEHOLD DURABLES
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $228,528,134) ................                            233,366,640        95.3
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                       F5

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Corporate Bonds (0.0%)
  Brazil (0.0%)
    Companhia Vale do Rio Doce - Non Convertible (cost
     $0) ....................................................   BRL           276,400             --          --
                                                                                        ------------       -----

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated April 30, 1998, with State Street Bank & Trust Co.,
   due May 1, 1998, for an effective yield of 5.44%,
   collateralized by $8,935,000 U.S. Treasury Bills, 6.125%
   due 8/31/98 (market value of collateral is $9,046,688,
   including accrued interest). (cost $8,868,000) ...........                           $  8,868,000         3.6
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $237,396,134)  * ....................                            242,234,640        98.9
Other Assets and Liabilities ................................                              2,658,295         1.1
                                                                                        ------------       -----

NET ASSETS ..................................................                           $244,892,935       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        [.]  Each unit represents 3 "B" shares and 1 "C" share.
        {=} Each unit represents one preferred share of Unibanco and one preferred "B" share of Unibanco Holdings.
          * For Federal income tax purposes, cost is $237,686,922 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  24,173,992
                 Unrealized depreciation:           (19,626,274)
                                                  -------------
                 Net unrealized appreciation:     $   4,547,718
                                                  -------------
                                                  -------------

             Abbreviations:
             ADR--American Depositary Receipt
             GDR--Global Depositary Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at April 30, 1998, was concentrated in the following countries:

                                                                                PERCENTAGE OF NET ASSETS {D}
                                                                          -----------------------------------------
                                                                                          SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)                                        EQUITY          & OTHER         TOTAL
------------------------------------------------------------------------  -----------  -----------------  ---------
Argentina (ARG/ARS) ....................................................        10.1                           10.1
Brazil (BRZL/BRL) ......................................................        35.7                           35.7
Chile (CHLE/CLP) .......................................................        12.1                           12.1
Mexico (MEX/MXN) .......................................................        30.4                           30.4
Panama (PAN/PND) .......................................................         1.1                            1.1
Peru (PERU/PES) ........................................................         3.2                            3.2
United States (US/USD) .................................................         1.5             4.7            6.2
Venezuela (VENZ/VEB) ...................................................         1.2                            1.2
                                                                               -----             ---      ---------
Total  .................................................................        95.3             4.7          100.0
                                                                               -----             ---      ---------
                                                                               -----             ---      ---------

--------------

{d}  Percentages indicated are based on net assets of $244,892,935.

    The accompanying notes are an integral part of the financial statements.

                                       F6

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                 April 30, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $237,396,134) (Note 1)..........................  $242,234,640
  U.S. currency.................................................................  $      427
  Foreign currencies (cost $7,378,125)..........................................   7,381,624     7,382,051
                                                                                  ----------
  Dividends receivable......................................................................     2,201,350
  Receivable for Fund shares sold...........................................................       199,570
  Receivable from Chancellor LGT Asset Management, Inc. (Note 2)............................       195,122
  Interest receivable.......................................................................         2,619
                                                                                              ------------
    Total assets............................................................................   252,215,352
                                                                                              ------------
Liabilities:
  Payable for securities purchased..........................................................     3,531,832
  Payable for Fund shares repurchased.......................................................     2,891,492
  Payable for investment management and administration fees (Note 2)........................       306,451
  Payable for transfer agent fees (Note 2)..................................................       217,388
  Payable for service and distribution expenses (Note 2)....................................       147,048
  Payable for printing and postage expenses.................................................        67,469
  Payable for custodian fees................................................................        49,709
  Payable for professional fees.............................................................        45,778
  Payable for registration and filing fees..................................................         6,621
  Payable for fund accounting fees (Note 2).................................................         2,722
  Payable for Directors' fees and expenses (Note 2).........................................           158
  Other accrued expenses....................................................................        55,749
                                                                                              ------------
    Total liabilities.......................................................................     7,322,417
                                                                                              ------------
Net assets..................................................................................  $244,892,935
                                                                                              ------------
                                                                                              ------------
Class A:
Net asset value and redemption price per share ($131,814,677 DIVIDED BY 6,364,611 shares
 outstanding)...............................................................................  $      20.71
                                                                                              ------------
                                                                                              ------------
Maximum offering price per share (100/95.25 of $20.71) *....................................  $      21.74
                                                                                              ------------
                                                                                              ------------
Class B:+
Net asset value and offering price per share ($112,321,626 DIVIDED BY 5,507,298 shares
 outstanding)...............................................................................  $      20.40
                                                                                              ------------
                                                                                              ------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($756,632 DIVIDED
 BY 36,559 shares outstanding)..............................................................  $      20.70
                                                                                              ------------
                                                                                              ------------
Net assets consist of:
  Paid in capital (Note 4)..................................................................  $250,779,254
  Undistributed net investment income.......................................................       891,469
  Accumulated net realized loss on investments and foreign currency transactions............   (11,599,724)
  Net unrealized depreciation on translation of assets and liabilities in foreign
   currencies...............................................................................       (16,570)
  Net unrealized appreciation of investments................................................     4,838,506
                                                                                              ------------
Total -- representing net assets applicable to capital shares outstanding...................  $244,892,935
                                                                                              ------------
                                                                                              ------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F7

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                            STATEMENT OF OPERATIONS

                        Six months ended April 30, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $275,465)...............................  $3,895,778
  Securities lending income..................................................................      92,678
  Interest income............................................................................      74,780
                                                                                               ----------
    Total investment income..................................................................   4,063,236
                                                                                               ----------
Expenses:
  Investment management and administration fees (Note 2).....................................   1,294,289
  Service and distribution expenses: (Note 2)
    Class A......................................................................  $  355,309
    Class B......................................................................     611,111     966,420
                                                                                   ----------
  Transfer agent fees (Note 2)...............................................................     579,200
  Interest expense (Note 1)..................................................................     208,858
  Printing and postage expenses..............................................................      96,111
  Custodian fees.............................................................................      92,129
  Professional fees..........................................................................      79,345
  Registration and filing fees...............................................................      48,630
  Fund accounting fees (Note 2)..............................................................      35,020
  Directors' fees and expenses (Note 2)......................................................       5,249
  Other expenses.............................................................................       6,335
                                                                                               ----------
    Total expenses before reimbursement......................................................   3,411,586
                                                                                               ----------
      Expenses reimbursed by Chancellor LGT Asset Management, Inc. (Note 2)..................    (245,122)
                                                                                               ----------
    Total net expenses.......................................................................   3,166,464
                                                                                               ----------
Net investment income........................................................................     896,772
                                                                                               ----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments...............................................   3,786,790
  Net realized loss on foreign currency transactions.............................    (156,400)
                                                                                   ----------
    Net realized gain during the period......................................................   3,630,390
  Net change in unrealized depreciation on translation of assets and liabilities
   in foreign currencies.........................................................      (9,849)
  Net change in unrealized appreciation of investments...........................  13,997,378
                                                                                   ----------
    Net unrealized appreciation during the period............................................  13,987,529
                                                                                               ----------
Net realized and unrealized gain on investments and foreign currencies.......................  17,617,919
                                                                                               ----------
Net increase in net assets resulting from operations.........................................  $18,514,691
                                                                                               ----------
                                                                                               ----------

    The accompanying notes are an integral part of the financial statements.

                                       F8

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                  SIX MONTHS ENDED      YEAR ENDED
                                                                                   APRIL 30, 1998    OCTOBER 31, 1997
                                                                                  ----------------   ----------------
Decrease in net assets
Operations:
  Net investment income.........................................................   $     896,772     $      1,116,958
  Net realized gain on investments and foreign currency transactions............       3,630,390           84,545,615
  Net change in unrealized appreciation (depreciation) on translation of assets
   and liabilities in foreign currencies........................................          (9,849)              25,640
  Net change in unrealized appreciation (depreciation) of investments...........      13,997,378          (47,707,162)
                                                                                  ----------------   ----------------
    Net increase in net assets resulting from operations........................      18,514,691           37,981,051
                                                                                  ----------------   ----------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income....................................................        (219,488)                  --
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income....................................................          (5,487)                  --
                                                                                  ----------------   ----------------
    Total distributions.........................................................        (224,975)                  --
                                                                                  ----------------   ----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested..............................     410,769,788        1,267,100,757
  Decrease from capital shares repurchased......................................    (477,746,631)      (1,327,093,718)
                                                                                  ----------------   ----------------
    Net decrease from capital share transactions................................     (66,976,843)         (59,992,961)
                                                                                  ----------------   ----------------
Total decrease in net assets....................................................     (48,687,127)         (22,011,910)
Net assets:
  Beginning of period...........................................................     293,580,062          315,591,972
                                                                                  ----------------   ----------------
  End of period *...............................................................   $ 244,892,935     $    293,580,062
                                                                                  ----------------   ----------------
                                                                                  ----------------   ----------------
 * Includes undistributed net investment income of..............................   $     891,469     $        219,672
                                                                                  ----------------   ----------------
                                                                                  ----------------   ----------------

    The accompanying notes are an integral part of the financial statements.

                                       F9

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                         CLASS A+
                                          ----------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                       YEAR ENDED OCTOBER 31,
                                          APRIL 30,    ---------------------------------------------------------
                                           1998 (d)    1997 (d)    1996 (d)    1995 (d)    1994 (d)    1993 (d)
                                          ----------   ---------   ---------   ---------   ---------   ---------
Per Share Operating Performance:
Net asset value, beginning of period....  $  19.50     $  17.95    $  15.38    $  26.11    $  19.78    $  15.59
                                          ----------   ---------   ---------   ---------   ---------   ---------
Income from investment operations:
  Net investment income (loss)..........      0.09*        0.11        0.09        0.15       (0.08)       0.18**
  Net realized and unrealized gain
   (loss) on investments................      1.15         1.44        2.59       (9.28)       6.75        5.21
                                          ----------   ---------   ---------   ---------   ---------   ---------
    Net increase (decrease) from
     investment operations..............      1.24         1.55        2.68       (9.13)       6.67        5.39
                                          ----------   ---------   ---------   ---------   ---------   ---------
Distributions to shareholders:
  From net investment income............     (0.03)          --       (0.08)         --       (0.19)      (0.12)
  From net realized gain on
   investments..........................        --           --          --       (1.60)      (0.15)      (1.08)
  In excess of net investment income....        --           --       (0.03)         --          --          --
                                          ----------   ---------   ---------   ---------   ---------   ---------
    Total distributions.................     (0.03)          --       (0.11)      (1.60)      (0.34)      (1.20)
                                          ----------   ---------   ---------   ---------   ---------   ---------
Net asset value, end of period..........  $  20.71     $  19.50    $  17.95    $  15.38    $  26.11    $  19.78
                                          ----------   ---------   ---------   ---------   ---------   ---------
                                          ----------   ---------   ---------   ---------   ---------   ---------

Total investment return (c).............      6.50%(b)     8.52%      17.52%     (37.16)%     34.10%       37.1%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $131,815     $159,496    $177,373    $182,462    $336,960    $129,280
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Note 1)............      0.90%(a)     0.52%       0.46%       0.86%      (0.29)%      1.29%
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      0.71%(a)     0.42%       0.39%       0.85%        N/A         1.2%
Ratio of operating expenses to average
 net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Note 1)............      1.99%(a)     1.96%       2.03%       2.11%       2.04%        2.4%
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      2.18%(a)     2.06%       2.10%       2.12%        N/A        2.49%
Ratio of interest expense to average net
 assets (Note 1)++++....................      0.16%(a)      N/A         N/A         N/A         N/A         N/A
Portfolio turnover rate++++.............        27%(a)      130%        101%        125%        155%        112%
Average commission rate per share paid
 on portfolio transactions++++..........  $ 0.0016     $ 0.0007    $ 0.0005         N/A         N/A         N/A

----------------

 (a)  Annualized
 (b)  Not annualized
 (c)  Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
   * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02.
  ** Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02.
   + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate, average commission rate, and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F10

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                         FINANCIAL HIGHLIGHTS  (cont'd)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                          CLASS B++
                                          --------------------------------------------------------------------------
                                          SIX MONTHS                                                   APRIL 1, 1993
                                            ENDED                 YEAR ENDED OCTOBER 31,                    TO
                                          APRIL 30,    ---------------------------------------------    OCTOBER 31,
                                           1998 (d)    1997 (d)    1996 (d)    1995 (d)    1994 (d)      1993 (d)
                                          ----------   ---------   ---------   ---------   ---------   -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  19.23     $  17.78    $  15.21    $  25.94    $  19.75      $ 16.26
                                          ----------   ---------   ---------   ---------   ---------   -------------
Income from investment operations:
  Net investment income (loss)..........      0.04*        0.01       (0.00)       0.06       (0.22)       (0.07)
  Net realized and unrealized gain
   (loss) on investments................      1.13         1.44        2.59       (9.19)       6.74         3.56
                                          ----------   ---------   ---------   ---------   ---------   -------------
    Net increase (decrease) from
     investment operations..............      1.17         1.45        2.59       (9.13)       6.52         3.49
                                          ----------   ---------   ---------   ---------   ---------   -------------
Distributions to shareholders:
  From net investment income............        --           --       (0.01)         --       (0.18)          --
  From net realized gain on
   investments..........................        --           --          --       (1.60)      (0.15)          --
  In excess of net investment income....        --           --       (0.01)         --          --           --
                                          ----------   ---------   ---------   ---------   ---------   -------------
    Total distributions.................        --           --       (0.02)      (1.60)      (0.33)          --
                                          ----------   ---------   ---------   ---------   ---------   -------------
Net asset value, end of period..........  $  20.40     $  19.23    $  17.78    $  15.21    $  25.94      $ 19.75
                                          ----------   ---------   ---------   ---------   ---------   -------------
                                          ----------   ---------   ---------   ---------   ---------   -------------

Total investment return (c).............      6.19%(b)     8.04%      17.02%     (37.42)%     33.33%        21.5% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $112,322     $133,448    $137,400    $134,527    $211,673      $13,576
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Note 1)............      0.40%(a)     0.02%      (0.04)%      0.36%      (0.79)%       (0.7)% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      0.21%(a)    (0.08)%     (0.11)%      0.35%        N/A          N/A
Ratio of operating expenses to average
 net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Note 1)............      2.49%(a)     2.46%       2.53%       2.61%       2.54%         2.9% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      2.68%(a)     2.56%       2.60%       2.62%        N/A          N/A
Ratio of interest expense to average net
 assets (Note 1)++++....................      0.16%(a)      N/A         N/A         N/A         N/A          N/A
Portfolio turnover rate++++.............        27%(a)      130%        101%        125%        155%         112%
Average commission rate per share paid
 on portfolio transactions++++..........  $ 0.0016     $ 0.0007    $ 0.0005         N/A         N/A          N/A

----------------

 (a)  Annualized
 (b)  Not annualized
 (c)  Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
   * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02.
  ** Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02.
   + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate, average commission rate, and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F11

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                         FINANCIAL HIGHLIGHTS  (cont'd)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                         ADVISOR CLASS+++
                                          -----------------------------------------------
                                          SIX MONTHS       YEAR ENDED        JUNE 1, 1995
                                            ENDED          OCTOBER 31,            TO
                                          APRIL 30,    -------------------   OCTOBER 31,
                                           1998 (d)    1997 (d)   1996 (d)       1995
                                          ----------   --------   --------   ------------
Per Share Operating Performance:
Net asset value, beginning of period....   $ 19.57     $ 17.94    $ 15.40      $15.95
                                          ----------   --------   --------   ------------
Income from investment operations:
  Net investment income (loss)..........      0.13*       0.19       0.17        0.09
  Net realized and unrealized gain
   (loss) on investments................      1.15        1.44       2.58       (0.64)
                                          ----------   --------   --------   ------------
    Net increase (decrease) from
     investment operations..............      1.28        1.63       2.75       (0.55)
                                          ----------   --------   --------   ------------
Distributions to shareholders:
  From net investment income............     (0.15)         --      (0.14)         --
  From net realized gain on
   investments..........................        --          --         --          --
  In excess of net investment income....        --          --      (0.07)         --
                                          ----------   --------   --------   ------------
    Total distributions.................     (0.15)         --      (0.21)         --
                                          ----------   --------   --------   ------------
Net asset value, end of period..........   $ 20.70     $ 19.57    $ 17.94      $15.40
                                          ----------   --------   --------   ------------
                                          ----------   --------   --------   ------------

Total investment return (c).............      6.64%(b)    8.91%     18.16%      (3.45)% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $   757     $   636    $   818      $  369
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Note 1)............      1.40%(a)    1.02%      0.96%       1.36% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      1.21%(a)    0.92%      0.89%       1.35% (a)
Ratio of operating expenses to average
 net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Note 1)............      1.49%(a)    1.46%      1.53%       1.61% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      1.68%(a)    1.56%      1.60%       1.62% (a)
Ratio of interest expense to average net
 assets (Note 1)++++....................      0.16%(a)     N/A        N/A         N/A
Portfolio turnover rate++++.............        27%(a)     130%       101%        125%
Average commission rate per share paid
 on portfolio transactions++++..........   $0.0016     $0.0007    $0.0005         N/A

----------------

 (a)  Annualized
 (b)  Not annualized
 (c)  Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
   * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02.
  ** Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02.
   + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate, average commission rate, and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F12

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                 April 30, 1998

--------------------------------------------------------------------------------

The following Notes to Financial Statements are for the period ending April 30, 1998, and unless otherwise indicated reflect facts as of that date. Please see "Note 5 -- Subsequent Events" for a discussion of certain changes which took place after April 30, 1998.

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 5)
GT Global Latin America Growth Fund ("Fund") is a separate series of GT Investment Funds, Inc. ("Company"). Effective June 1, 1998, the Company was renamed A I M Investment Funds, Inc. and the Fund was renamed AIM Latin American Growth Fund. The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The Company has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. ("the Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which

                                      F13

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities." The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on an exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the fund hold the underlying securities and, for a put, requires the Fund to maintain in a segregated account cash, U.S. government securities, or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates. At April 30, 1998, the fund had no open futures contracts.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any

                                      F14

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carry forward of $14,939,326, of which $8,211,999 expires in 2003 and $6,727,327 expires in 2004.

(I) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(J) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(K) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(L) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M) PORTFOLIO SECURITIES LOANED
At April 30, 1998, stocks with an aggregate value of approximately $29,932,877 were on loan to brokers. The loans were secured by cash collateral of $30,797,802. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less. For the six months ended April 30, 1998, the Fund received $92,678 of income from securities lending.

(N) LINE OF CREDIT
The Fund, along with certain other funds ("GT Funds") advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and the GT Funds to borrow an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of each Fund's total assets. On April 30, 1998, the Fund had no loans outstanding.

For the six months ended April 30, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $8,818,847, with a weighted average interest rate of 6.28%. Interest expense for the Fund for the six months ended April 30, 1998, was $201,369. Other interest expense charges amounted to $7,489.

2. RELATED PARTIES (SEE ALSO NOTE 5)
For the period ended April 30, 1998, Chancellor LGT Asset Management, Inc. was the Fund's investment manager and administrator. The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% of the first $500 million of average daily net assets of the Fund; 0.95% of the next $500 million; 0.925% of the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

For the period ended April 30, 1998, GT Global Inc. ("GT Global"), an affiliate of the Manager, is the Fund's distributor. The Fund offers Class A, Class B and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period ended April 30, 1998, GT Global retained $15,816 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $74 for the period ended April 30, 1998. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the six months ended April 30, 1998, GT Global collected CDSCs in the amount of $513,130. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

                                      F15

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

Pursuant to the then effective separate distribution plans adopted under 1940 Act Rule 12b-1 by the Company's Board of Directors with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under that Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended April 30, 1998, pursuant to that Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

The Manager and GT Global voluntarily undertook to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, and 1.50% of the average net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the results according to the Funds average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the six months ended April 30, 1998, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $36,018,185 and $101,582,285. There were no purchases or sales of U.S. government obligations for the six months ended April 30, 1998.

4. CAPITAL SHARES
At April 30, 1998, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Developing Markets Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; and 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global High Income Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Company and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                                      F16

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                           CAPITAL SHARE TRANSACTIONS

                                                   SIX MONTHS ENDED                        YEAR ENDED
                                                    APRIL 30, 1998                      OCTOBER 31, 1997
                                          -----------------------------------  -----------------------------------
CLASS A                                       SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................       13,405,201  $      265,384,384       46,171,230  $      937,785,689
Shares issued in connection with
  reinvestment of distributions.........            8,768             183,853               --                  --
                                          ---------------  ------------------  ---------------  ------------------
                                               13,413,969         265,568,237       46,171,230         937,785,689
Shares repurchased......................      (15,226,871)       (303,415,633)     (47,874,889)       (980,118,186)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................       (1,812,902) $      (37,847,396)      (1,703,659) $      (42,332,497)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------


CLASS B
----------------------------------------
Shares sold.............................        6,421,237  $      124,959,479       14,424,170  $      299,346,687
Shares issued in connection with
  reinvestment of distributions.........               --                  --               --                  --
                                          ---------------  ------------------  ---------------  ------------------
                                                6,421,237         124,959,479       14,424,170         299,346,687
Shares repurchased......................       (7,853,666)       (154,120,468)     (15,210,392)       (316,506,347)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................       (1,432,429) $      (29,160,989)        (786,222) $      (17,159,660)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

ADVISOR CLASS
----------------------------------------
Shares sold.............................        1,027,199  $       20,236,630        1,448,623  $       29,968,381
Shares issued in connection with
  reinvestment of distributions.........              260               5,442               --                  --
                                          ---------------  ------------------  ---------------  ------------------
                                                1,027,459          20,242,072        1,448,623          29,968,381
Shares repurchased......................       (1,023,376)        (20,210,530)      (1,461,777)        (30,469,185)
                                          ---------------  ------------------  ---------------  ------------------
Net increase (decrease).................            4,083  $           31,542          (13,154) $         (500,804)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

5. SUBSEQUENT EVENTS
On May 29, 1998, Liechtenstein Global Trust ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc. and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. In connection with this transaction, A I M Advisors, Inc. ("AIM"), an indirect wholly-owned subsidiary of AMVESCAP PLC, became the investment adviser and administrator of the Fund and INVESCO (NY), Inc. became the sub-adviser and sub-administrator of the Fund. In addition, A I M Distributors, Inc. replaced GT Global, Inc. as the Fund's principal underwriter and the Fund became subject to compensation-type Rule 12b-1 plans of distribution, which replaced the Fund's former reimbursement-type Rule 12b-1 plans of distribution. All of the changes became effective as of the close of business on May 29, 1998.

                                      F17

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                                     NOTES

--------------------------------------------------------------------------------

AIM LATIN AMERICAN GROWTH FUND

AIM/GT FUNDS

AIM Distributors offers a broad range of funds to complement many investors' portfolios. For more information and a prospectus on any of the funds listed below, please contact your Financial Adviser or call 1-800-824-1580. The prospectus contains more complete information, including charges, expenses and risks. Investors should read the prospectus carefully before investing.

EQUITY FUNDS

AIM NEW DIMENSION FUND
(FORMERLY GT GLOBAL NEW DIMENSION FUND)
Captures global growth opportunities by investing directly in the six global theme funds

AIM WORLDWIDE GROWTH FUND
(FORMERLY GT GLOBAL WORLDWIDE GROWTH FUND)
Invests around the world, including the U.S.

AIM INTERNATIONAL GROWTH FUND
(FORMERLY GT GLOBAL INTERNATIONAL GROWTH FUND)
Offers portfolio diversity by investing outside the U.S.

AIM EMERGING MARKETS FUND
(FORMERLY GT GLOBAL EMERGING MARKETS FUND)
Provides access to the growth potential of developing economies

AIM DEVELOPING MARKETS FUND
(FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)
Invests in debt and equity securities of developing market issuers

AIM NEW PACIFIC GROWTH FUND
(FORMERLY GT GLOBAL NEW PACIFIC GROWTH FUND)
Offers access to emerging and established markets of the Pacific Rim, excluding Japan

AIM JAPAN GROWTH FUND
(FORMERLY GT GLOBAL JAPAN GROWTH FUND)
Provides U.S. investors with access to the Japanese market

AIM EUROPE GROWTH FUND
(FORMERLY GT GLOBAL EUROPE GROWTH FUND)
Focuses on investment opportunities in Europe

AIM LATIN AMERICAN GROWTH FUND
(FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)
Invests in the emerging markets of Latin America

AIM SMALL CAP EQUITY FUND
(FORMERLY GT GLOBAL AMERICA SMALL CAP GROWTH FUND)
Invests in equity securities of small U.S. companies

AIM MID CAP GROWTH FUND
(FORMERLY GT GLOBAL MID CAP GROWTH FUND)
Concentrates on medium-sized companies in the U.S.

AIM AMERICA VALUE FUND
(FORMERLY GT GLOBAL AMERICA VALUE FUND)
Looks for equity securities of large cap U.S. companies believed to be undervalued

GROWTH AND INCOME FUND

AIM GLOBAL GROWTH & INCOME FUND
(FORMERLY GT GLOBAL GROWTH & INCOME FUND)
Invests in blue-chip stocks and government securities from around the world

INCOME FUNDS

AIM GLOBAL GOVERNMENT INCOME FUND
(FORMERLY GT GLOBAL GOVERNMENT INCOME FUND)
Seeks to earn monthly income from global government securities

AIM STRATEGIC INCOME FUND
(FORMERLY GT GLOBAL STRATEGIC INCOME FUND)
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

AIM GLOBAL HIGH INCOME FUND
(FORMERLY GT GLOBAL HIGH INCOME FUND)
Invests in debt securities of emerging markets

AIM FLOATING RATE FUND
(FORMERLY GT GLOBAL FLOATING RATE FUND)
Invests primarily in senior secured floating rate loans with the potential to achieve a high level of current income

AIM DOLLAR FUND
(FORMERLY GT GLOBAL DOLLAR FUND)
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

THEME FUNDS

AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
(FORMERLY GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND)
Focuses on worldwide opportunities resulting from the demand for consumer products and services

AIM GLOBAL FINANCIAL SERVICES FUND
(FORMERLY GT GLOBAL FINANCIAL SERVICES FUND)
Focuses on the worldwide opportunities stemming from the demand for financial services and products

AIM GLOBAL HEALTH CARE FUND
(FORMERLY GT GLOBAL HEALTH CARE FUND)
Invests in growing health care industries worldwide

AIM GLOBAL INFRASTRUCTURE FUND
(FORMERLY GT GLOBAL INFRASTRUCTURE FUND)
Invests in companies that build, improve or maintain a country's infrastructure

AIM GLOBAL RESOURCES FUND
(FORMERLY GT GLOBAL NATURAL RESOURCES FUND)
Concentrates on companies that own, explore or develop natural resources

AIM GLOBAL TELECOMMUNICATIONS FUND
(FORMERLY GT GLOBAL TELECOMMUNICATIONS FUND)
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

This report must be accompanied or preceded by a current prospectus.

      [LOGO]

  A I M Distributors, Inc.
  Fifty California Street
  27th Floor
  San Francisco, California
  94111-4624

                                 DATED MATERIAL
                                 PLEASE EXPEDITE

                                                  AIM Latin American Growth Fund
   LAG-SAR-1